UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2005


                        GLOBAL MATERIALS & SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


                000-26261                               57-1216206
        (Commission File Number)            (IRS Employer Identification No.)


      9316 WHEATLANDS ROAD, SUITE C,
            SANTEE, CALIFORNIA                            92071
      (principal executive offices)                    (Zip Code)


                                 (619) 258-3640
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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     ITEM 3.01     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
RULE  OR  STANDARD,  TRANSFER  OF  LISTING.

     On April 21, 2005, an "E" was appended to Global Materials & Services, Inc.'s (the "Registrant") trading symbol due to the Registrant's failure to timely file it's Annual Report on Form 10-KSB for the period ended December 31, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 22, 2005                   GLOBAL MATERIALS & SERVICES, INC.


                                        By /s/  Stephen F. Owens
                                           -------------------------------------
                                           Stephen F. Owens, President


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